UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 13, 2014

Date of Report (Date of earliest event reported)

Auspex Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36292	95-4862842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3366 N. Torrey Pines Court, Suite 225 San Diego, CA		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 558-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 13, 2014, we issued a press release announcing our financial results for the quarter ended March 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item and the exhibit attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, whether filed before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Auspex Pharmaceuticals, Inc. on May 13, 2014 relating to financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auspex Pharmaceuticals, Inc.

Dated: June 25, 2014
	By:	/s/ Pratik Shah
Pratik Shah, Ph.D.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by Auspex Pharmaceuticals, Inc. on May 13, 2014 relating to financial results.